                                                                      Exhibit 24


                                POWER OF ATTORNEY

     Know all Men By these Presents, that the undersigned hereby constitutes and appoints BARBARA L. SMITHERS, WILLIAM B. LYTTON AND JAMES P. MELICAN and each of them (with full power to each of them to act alone) their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for them on their behalf and in their name, place and stead, in any and all capacities, to sign execute and affix their seal thereto and file the Annual Report of International Paper Company on Form 10-K (or any other appropriate form), under the Securities Exchange Act of 1934, as amended, together with any and all amendments to such Annual Report and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same, for all intents and purposes, and that the undersigned hereby ratify and confirm all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     Executed on the 13th day of March 2001 at Purchase, New York.


NAME                                               TITLE
/s/ John T. Dillon
-------------------------------
John T. Dillon                              Director and Chairman of the Board
                                           (Chief Executive Officer)


  /s/ C. Wesley Smith
-------------------------------
C. Wesley Smith                             Director and Executive Vice President


  /s/ Peter I. Bijur
-------------------------------
Peter I. Bijur                              Director



  /s/ Robert J. Eaton
-------------------------------
Robert J. Eaton                             Director



  /s/ Samir G. Gibara
-------------------------------
Samir G. Gibara                             Director

NAME                                         TITLE
  /s/ James A. Henderson
-------------------------------
James A. Henderson                          Director



  /s/ John R. Kennedy
-------------------------------
John R. Kennedy                             Director



 /s/ Robert D. Kennedy
-------------------------------
Robert D. Kennedy                           Director



  /s/ W. Craig McClelland
-------------------------------
W. Craig McClelland                         Director



  /s/ Donald F. McHenry
-------------------------------
Donald F. McHenry                           Director



  /s/ Patrick F. Noonan
-------------------------------
Patrick F. Noonan                           Director



  /s/ Jane C. Pfeiffer
-------------------------------
Jane C. Pfeiffer                            Director



  /s/ Jeremiah J. Sheehan
-------------------------------
Jeremiah J. Sheehan                         Director



  /s/ Charles R. Shoemate
-------------------------------
Charles R. Shoemate                         Director